Exhibit 32


                       EYE CATCHING MARKETING CORPORATION
                              A Nevada Corporation
                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Eye Catching Marketing Corporation (the "Company") on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Robert Hemmerling, President and Chief Executive Officer, and Devinder Randhawa, Chief Financial Officer and Secretary, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated December 18, 2003                     /s/Robert Hemmerling
                                            ---------------------------
                                            Robert Hemmerling,
                                            President, C.E.O. and C.F.O.


                                            /s/Devinder Randhawa
                                            ---------------------------
                                            Devinder Randhawa,
                                            C.F.O. and Secretary


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